Exhibit 10.3

EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of August 22, 2021 (this “Amendment”), is entered into among WILLIAMS-SONOMA, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Parent”), Williams-Sonoma Singapore Pte. Ltd., a corporation duly organized and validly existing under the laws of Singapore (“Williams-Sonoma Singapore” and collectively with the Parent, the “Borrowers”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Reimbursement Agreement (as defined below).

RECITALS

    WHEREAS, the Borrowers and the Bank are parties to that certain Reimbursement Agreement, dated as of August 30, 2013 (as amended or modified from time to time, the "Reimbursement Agreement"); and

    WHEREAS, the parties hereto have agreed to amend the Reimbursement Agreement as provided herein.

    NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)The following definitions in Section 1.1 of the Reimbursement Agreement are hereby amended to read as follows:
“Credit Agreement” means the Seventh Amended and Restated Credit Agreement, dated as of January 8, 2018 by and among the Parent, the guarantors party thereto (the “Guarantors”), the various financial institutions party thereto as Lenders (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Agent”), as amended by the First Amendment to Seventh Amended and Restated Credit Agreement, dated as of May 11, 2020, by and among the Parent, the Guarantors, the Lenders and Agent, and as such agreement may be further amended, restated, refinanced, replaced or otherwise modified from time to time.
“Maturity Date” means August 22, 2022.

(b)    Section 9.16 of the Reimbursement Agreement is hereby amended to read as follows:

Section 9.16     Document Imaging; Telecopy and PDF Signatures; Electronic Signatures. Without notice to or consent of the Borrowers or the Guarantors, the Bank may create electronic images of any Transaction Documents and destroy paper originals of any such imaged documents. Such images have the same legal force and effect as the paper originals and are enforceable against the Borrowers or the Guarantors and any other parties thereto. The Bank may convert any Transaction Document into a “transferrable record” as such term is defined under, and to the extent permitted by, applicable law, with the image of such instrument in the Bank’s possession constituting an “authoritative copy.” If the Bank agrees, in its sole discretion, to accept delivery by telecopy or PDF of an executed counterpart of a signature page of any Transaction Document or other document required to be delivered under the Transaction Documents, such delivery will be valid and effective as delivery of an original manually executed counterpart of such document for all purposes. If the Bank agrees, in its sole discretion, to accept any electronic
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signatures of any Transaction Document or other document required to be delivered under the Transaction Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law. The Bank may rely on any such electronic signatures without further inquiry. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

2.    Effectiveness; Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

    (a)    Execution of Counterparts of Amendment. The Bank shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the Guarantors and the Bank.

(b)    Resolutions, Etc. The Bank shall have received, in form and substance satisfactory to the Bank, (i) for each Borrower and each Guarantor, resolutions of its board of directors (or similar governing body) certified by its Secretary or an Assistant Secretary which authorize its execution, delivery and performance of this Amendment and (ii) such other documents as the Bank may reasonably request.

    3.    Expenses. The Parent agrees to reimburse the Bank for all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.    Ratification of Reimbursement Agreement. Each Borrower and each Guarantor acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Transaction Documents, as amended hereby. This Amendment is a Transaction Document.

5.    Authority/Enforceability. Each Borrower and each Guarantor represents and warrants as follows:

    (a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

    (b)    This Amendment has been duly executed and delivered by such Borrower and Guarantor and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

    (c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Person of this Amendment.

    (d)    The execution and delivery of this Amendment does not (i) contravene the terms of its articles of incorporation, bylaws or other organizational documents (as applicable) or (ii) violate any applicable law, rule or regulation.

6.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Bank that after giving effect to this Amendment (a) the representations and warranties set forth in Article 6 of the Reimbursement Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                    WILLIAMS-SONOMA, INC.,
                        a Delaware corporation

By:     /s/ Julie Whalen
Name:    Julie Whalen
Title:     Chief Financial Officer

WILLIAMS-SONOMA SINGAPORE PTE. LTD.
By:    /s/ Beth Thompson
Name:    Beth Thompson
Title:     Director

ACKNOWLEDGED AND AGREED:

GUARANTORS:                WILLIAMS-SONOMA, INC.
REJUVENATION INC.
SUTTER STREET MANUFACTURING, INC.
WILLIAMS-SONOMA ADVERTISING, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA DTC, INC.
WILLIAMS-SONOMA DTC TEXAS, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
WILLIAMS-SONOMA STORES, INC.

By:    /s/ Julie Whalen
Name:    Julie Whalen
Title:     Chief Financial Officer

WILLIAMS-SONOMA, INC.
EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT

BANK:            U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Joyce P. Dorsett
Name:    Joyce P. Dorsett
Title:     Senior Vice President

WILLIAMS-SONOMA, INC.
EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT